SUPPLEMENT TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION OF
WELLS FARGO SPECIALTY FUNDS
Wells Fargo Specialized Technology Fund
 (the "Fund")

Effectively immediately, all references to Danny Su in the Fund's Prospectuses and Statement of Additional Information are hereby removed.

August 23, 2018 SFR088/P401SP